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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 26, 2005

                             NetScout Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0000-26251                                     04-2837575
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    (Commission File Number)                   (IRS Employer Identification No.)

  310 Littleton Road, Westford, Massachusetts                     01886
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   (Address of Principal Executive Offices)                     (Zip Code)

                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

                        SECTION 2--FINANCIAL INFORMATION

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

     On January 26, 2005, NetScout Systems, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended December 31, 2004, its expectations of future performance and its intention to hold a conference call regarding these topics. The Company's press release is furnished as Exhibit
99.1 to this report and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NETSCOUT SYSTEMS, INC.

January 26, 2005
                                   By: /s/ David P. Sommers
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                                       David P. Sommers
                                       Chief Financial Officer and
                                       Senior Vice President, General Operations

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release dated January 26, 2005.

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